Corporate Information (Tables)	12 Months Ended
Dec. 31, 2021
Corporate Information
Schedule of estimated fair value of shares over net assets acquired

	Qell	Qell
In € thousand, except share and per share data	shareholders	sponsors	Total
Shares issued	13,422,406	7,658,555	21,080,961
Fair value as of September 14, 2021 (USD)	9.41	8.94*
Exchange rate	0.8472	0.8472
Fair value as of September 14, 2021 (EUR)	7.97	7.57
Estimated market value of shares	107,002	58,000	165,002
Qell net assets	—	—	53,893
Excess fair value of shares over Qell’s net assets acquired	—	—	111,109
*	discount of 5% applied to reflect lack of marketability